SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 24, 1998
                                                  -------------------

                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                      1-1861              13-2994534
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         (State or other               (Commission       (IRS Employer
         jurisdiction of               File Number)      Identification No.)
         incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code              (212) 536-1390
                                                              ------------------


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     (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  --------------

                  See the attached press release regarding the declaration of a dividend for the quarter ending March 31, 1998 of $.10 per share, payable on April 20, 1998 to holders of record at the close of business on April 3, 1998, filed as Exhibit 99.1. See also the attached press release regarding the election of a new director, filed as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  99.1     Press  Release,   dated  March  24,  1998,  Regarding
                           Declaration of a Dividend for the Quarter Ending March 31, 1998.

                  99.2 Press Release Regarding Election of a New Director, dated March 24, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        THE CIT GROUP, INC.
                                                        ------------------------
                                                        (Registrant)


                                                        By /s/ JOSEPH M. LEONE
                                                        ------------------------
                                                        Joseph M. Leone
                                                        Executive Vice President
                                                        and Chief Financial
                                                        Officer

Dated:  March 24, 1998

                                                                    Exhibit 99.1
[The CIT Group, Inc. Logo]
                                                Contact: Michael J. McGowan
                                                         Vice President
                                                         Communications Services
                                                         (973)535-3506
                                                         mmcgowan@citgroup.com

FROM:           THE CIT GROUP
                650 CIT DRIVE
                LIVINGSTON, NJ 07039

FOR IMMEDIATE RELEASE

        THE CIT GROUP, INC. DECLARES QUARTERLY DIVIDEND

        LIVINGSTON, NJ (March 24, 1998) -- The Board of Directors of The CIT Group, Inc. [NYSE:CIT] today declared a quarterly cash dividend of $.10 per common share for shareholders of record on April 3, 1998. The cash dividend is payable on April 20, 1998. This is the first dividend declared by the Board of Directors of The CIT Group since the Company's initial public offering on November 13, 1997.

        With more than $22 billion in managed assets, The CIT Group, Inc. (http://www.citgroup.com) is one of the nation's largest commercial and consumer financing companies. Founded in 1908, the Company provides diversified financing products and services to a broad range of customers through strategically focused business units.

                                      # # #

                                                                    Exhibit 99.2

[The CIT Group, Inc. Logo]

                                                Contact: Michael J. McGowan
                                                         Vice President
                                                         Communications Services
                                                         (973)535-3506
                                                         mmcgowan@citgroup.com

FROM:           THE CIT GROUP
                650 CIT DRIVE
                LIVINGSTON, NJ 07039

FOR IMMEDIATE RELEASE

     THE CIT GROUP NAMES ALAN F. WHITE TO BOARD OF DIRECTORS

        LIVINGSTON, NJ (March 24, 1998) -- The CIT Group, Inc. [NYSE:CIT], today announced the appointment of Alan F. White, Senior Associate Dean at the MIT Sloan School of Management to its Board of Directors and Audit Committee. He succeeds Keiji Torii, General Manager, International Planning and Coordination Division of The Dai-Ichi Kangyo Bank Limited.

        Mr. White, 60, has served as Director of Executive Education at MIT for several years and has been responsible for programs in Asia, Europe and Latin America. Currently, he also directs the development of a MIT management education program in China and a business school at the Nanyang Technological University in Singapore.

        "We are very pleased to have such a distinguished business educator join our Board of Directors," said Albert R. Gamper, Jr., President and Chief Executive Officer, The CIT Group, Inc. "Alan's global perspective and management experience will bring tremendous value to The CIT Group."

        Mr. White serves on the Boards of SBS Technologies [NASDAQ:SBSE], Celerity Solutions [NASDAQ:CLTY], Management Sciences for Health, The International Consortium for Executive Development Research, The University Consortium for Executive Education, The French American Chamber of Commerce and the Advisory Board of the Japan Management Institute. He is also a member of the Boston Council of the Council on Foreign Relations.

        Mr. White has served as a consultant in the area of management development and business development to numerous organizations, including British Petroleum, Citibank, Gemini Consulting and the Young Presidents' Organization. He has published several articles in leading journals in the field of Management Development. Mr. White received an undergraduate degree from the University of Miami (Ohio) and a Master's Degree in Management from MIT.

        With more than $22 billion in managed assets, The CIT Group, Inc. (http://www.citgroup.com) is one of the nation's largest commercial and consumer financing companies. Founded in 1908, the Company provides diversified financing products and services to a broad range of customers through strategically focused business units.
                                      # # #